                                                                  EXHIBIT 10.122
================================================================================


                             ASSET PURCHASE AGREEMENT

                                   by and among

                       PARK AVENUE RECEIVABLES CORPORATION,

                                        and

                             THE CHASE MANHATTAN BANK,

                                 as Funding Agent,

                                        and

                        THE SEVERAL FINANCIAL INSTITUTIONS

                          PARTY HERETO FROM TIME TO TIME,

                                   as APA Banks

                            Dated as of August 9, 1999

                     (Onyx Acceptance Receivables Corporation)




================================================================================

                                TABLE OF CONTENTS

                              ARTICLE I DEFINITIONS

SECTION 1.1.  Incorporation by Reference........................................1
SECTION 1.2.  Other Defined Terms...............................................1

                          ARTICLE II PURCHASE COMMITMENT

SECTION 2.1.  Liquidity Purchases ..............................................8
SECTION 2.2.  Several Commitments of the APA Banks..............................9
SECTION 2.3.  Nonrecourse Nature of Transactions...............................10
SECTION 2.4.  Payments; Indemnity..............................................10
SECTION 2.5.  Reduction of Commitment..........................................11
SECTION 2.6.  Issuance of Commercial Paper.....................................11

                    ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  PARCO Disclaimer of Representations and Warranties...............13
SECTION 3.2.  Representations and Warranties of the APA Bank...................13

                           ARTICLE IV THE FUNDING AGENT

SECTION 4.1.  Appointment......................................................15
SECTION 4.2.  Delegation of Duties.............................................15
SECTION 4.3.  Exculpatory Provisions...........................................15
SECTION 4.4.  Reliance by Funding Agent........................................16
SECTION 4.5.  Notice of Events of Default and other Events.....................16
SECTION 4.6.  Non-Reliance on Funding Agent....................................17
SECTION 4.7.  Indemnification..................................................17
SECTION 4.8.  Funding Agent in its Individual Capacity.........................18
SECTION 4.9.  Successor Funding Agent..........................................18
SECTION 4.10. Chase Conflict Waiver............................................19

                             ARTICLE V MISCELLANEOUS

SECTION 5.1.  Waivers; Amendments, etc. .......................................20
SECTION 5.2.  Notices .........................................................20
SECTION 5.3.  Governing Law; Submission to Jurisdiction........................21
SECTION 5.4.  Severability; Counterparts; Waiver of Setoff.....................21
SECTION 5.5.  Successors and Assigns; Participations; Assignments..............21

SECTION 5.6.  Effectiveness of this Agreement..................................24
SECTION 5.7.  No Petition......................................................24
SECTION 5.8.  Waiver of Trial by Jury..........................................24
SECTION 5.9.  Limited Recourse.................................................24
SECTION 5.10. Liability of Funding Agent.......................................25

                               ANNEXES AND EXHIBITS

ANNEX I       List of Commitments

EXHIBIT A     Form of Transfer Supplement

EXHIBIT B     Form of Opinion

EXHIBIT C     Notice Address

                            ASSET PURCHASE AGREEMENT
                    (Onyx Acceptance Receivables Corporation)

        THIS ASSET PURCHASE AGREEMENT, dated as of August 9, 1999, is by and among PARK AVENUE RECEIVABLES CORPORATION, a Delaware corporation (together with its successors and assigns, "PARCO"), THE CHASE MANHATTAN BANK, a New York banking corporation, individually as an APA Bank hereunder and as Funding Agent, and THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME with respect to the transactions contemplated by that certain Funding Agreement, dated as of August 9, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Funding Agreement"), by and among PARCO, the Funding Agent, ONYX ACCEPTANCE RECEIVABLES CORPORATION, a Delaware corporation, as borrower (together with its successors and assigns in such capacity, the "Borrower").

        The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION I.1. Incorporation by Reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in, or incorporated by reference into, the Definitions List dated August 9, 1999 (the "Definitions List") and incorporated by reference into the Funding Agreement.

        SECTION I.2. Other Defined Terms. As used in this Agreement, the following terms have the following meanings:

        "Adjusted Liquidity Price" shall mean, in determining the Purchase Price of the PARCO Interest on any Transfer Date:

                                    OC + NDR

where:

        OC      =       the sum of all amounts (including Collections received
                        by a Transaction Party) which are due and owing to

                        PARCO under the Operative Documents which have not yet been remitted to PARCO.

        NDR     =       the aggregate Outstanding Balance of all Purchased
                        Contracts minus the aggregate Outstanding Balance of all Defaulted Contracts (net of Recoveries).

        Each of the foregoing shall be determined from the most recent Monthly Report delivered to the Funding Agent.

        "Affected APA Bank" shall have the meaning specified in Section 5.5(c).

        "Aggregate Commitment" shall mean the sum of the Commitments set forth on Annex I hereto (which amount shall, at all times, be equal to the "Aggregate Commitment" as defined in the Definitions List.

        "Agreement" shall mean this Asset Purchase Agreement, as amended, supplemented or otherwise modified and in effect from time to time in accordance with the terms hereof.

        "APA Banks" shall mean the Persons listed on Annex I hereto (including, without limitation, Chase), and the Persons which from time to time may become a party hereto in accordance with Section 5.5(c).

        "Article" shall mean a numbered article of this Agreement, unless otherwise specified.

        "Borrower" shall have the meaning specified in the recitals hereto.

        "Business Day" shall have the meaning specified in the Definitions List.

        "Chase" shall mean The Chase Manhattan Bank, in its individual capacity, and its successors.

        "Chase Roles" shall have the meaning specified in Section 4.10.

        "Collections" shall have the meaning specified in the Definitions List.

        "Commercial Paper" shall have the meaning specified in the Definitions List.

        "Commitment" shall mean, with respect to any APA Bank, the amount set forth on Annex I hereto opposite such APA Bank's name, or in its Transfer Supplement, as the same may be reduced from time to time in accordance with
Section 2.5 or Section 5.5(c).

        "Commitment Expiry Date" shall have the meaning specified in the Definitions List.

        "Defaulted Contracts" shall have the meaning specified in the Definitions List.

        "Defaulting APA Bank" shall have the meaning specified in Section
2.2(b).

        "Discount" shall mean the interest or discount component of Commercial Paper, as applicable.

        "Event of Default" shall have the meaning specified in the Definitions List.

        "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M. (New York time) on such day on such transactions received by the Funding Agent from three (3) federal funds brokers of recognized standing selected by the Funding Agent in its sole discretion.

        "Funding Account" shall have the meaning specified in Section 2.4(a).

        "Funding Agent" shall mean Chase, in its capacity as Funding Agent for the benefit of the Secured Parties under the Operative Documents, for the benefit of the APA Banks under this Agreement, and for the benefit of PARCO pursuant to

Section 2.4(a) of this Agreement, and not in its individual capacity or as an APA Bank.

        "Funding Agreement" shall have the meaning specified in the recitals hereto.

        "Funding Balance" shall mean, with respect to any APA Bank at any time of determination thereof, an amount equal to such APA Bank's Pro Rata Share of all amounts due and owing to PARCO in respect of the PARCO Interest under the Operative Documents as at such date.

        "Manager" shall mean Global Securitization Services, LLC, a Delaware limited liability company, and its permitted successors and assigns as PARCO manager.

        "Non-Defaulting APA Bank" shall have the meaning specified in Section 2.2(b).

        "Operative Documents" shall have the meaning specified in the Definitions List.

        "Outstanding Balance" shall have the meaning specified in the Definitions List.

        "Outstanding Principal Amount" shall have the meaning specified in the Definitions List.

        "PARCO" shall have the meaning specified in the recitals hereto.

        "PARCO Administrative Agent" shall mean Chase, as administrative agent on behalf of PARCO, and its successors and assigns in such capacity.

        "PARCO Insolvency Event" shall mean the occurrence of any one or more of the following: (a) any proceeding shall have been instituted by PARCO seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or (b) any proceeding of the type described in the foregoing clause (a) shall be instituted against PARCO and shall have remained undismissed for a period of sixty (60) consecutive days, or an order granting relief requested in any such proceeding shall be entered.

        "PARCO Interest" shall mean, on any day, the beneficial interest of PARCO in the Loans and the Operative Documents.

        "PARCO Residual Amount" shall have the meaning specified in Section 2.4(d) hereof.

        "PARCO Wind-Down Event" shall have the meaning specified in the Definitions List.

        "Participant" shall have the meaning specified in Section 5.5(b).

        "Person" shall have the meaning specified in the Funding Agreement.

        "Pro Rata Share" shall mean, on any date of determination, with respect to any APA Bank, the ratio (expressed as a percentage) of such APA Bank's Commitment to the Aggregate Commitment at such time.

        "Purchase" shall mean any assignment by PARCO to the APA Banks of the PARCO Interest pursuant to Section 2.1.

        "Purchased Contracts" shall have the meaning specified in the Definitions List.

        "Purchase Date" shall mean the date specified by PARCO in a Sale Notice as being the effective date of PARCO's assignment to the APA Banks of the PARCO Interest.

        "Purchase Price" shall mean, at any Purchase Date, an amount equal to either (a) if the ratings assigned by each Rating Agency to the claims paying ability of the Surety Provider is investment-grade or above, the Outstanding Principal Amount or (b) if the ratings assigned by each Rating Agency are not investment-grade, the Adjusted Liquidity Price, as clauses (a) and (b) shall be increased by the sum of (i) all accrued and unpaid Discount on all outstanding Tranches of Commercial Paper issued to fund the Outstanding Principal Amount from the issuance date(s) thereof to the Purchase Date plus (ii) the aggregate Discount to accrue on all outstanding Tranches of Commercial Paper issued to fund the Outstanding Principal Amount from and including the Purchase Date to and excluding the maturity date of each such Tranche.

        "Purchase Price Deficit" shall have the meaning specified in Section 2.2(b).

        "Purchaser(s)" shall have the meaning specified in Section 5.5(c).

        "Rating Agency" shall mean Moody's, S&P or any other nationally recognized statistical rating organization from which a rating for the Commercial Paper was requested by PARCO and is currently in effect.

        "Rating Confirmation" shall mean, with respect to any subject amendment, modification, waiver or other action to be taken pursuant to the terms of this Agreement, a confirmation by each of the Rating Agencies that such proposed amendment, modification, waiver or action shall not result in a downgrade or withdrawal of each Rating Agency's then current rating of the Commercial Paper or any other debt securities, rated at the request of PARCO, by each such Rating Agency.

        "Reduction Percentage" shall mean, with respect to any Purchase for which the Adjusted Liquidity Price is included in the calculation of the Purchase Price therefor, the percentage equivalent of a fraction, the numerator of which is the PARCO Residual Amount for such Purchase and the denominator of which is the sum of (i) the Adjusted Liquidity Price and (ii) the PARCO Residual Amount.

        "Sale Notice" shall mean an irrevocable written notice given by an authorized signer or authorized officer of PARCO (or on behalf of PARCO by Chase, in its capacity as PARCO's administrative agent) to the Funding Agent committing to sell, assign and transfer to the APA Banks, the PARCO Interest, which notice shall designate (a) the applicable Purchase Date, (b) the PARCO Interest and the Outstanding Principal Amount, (c) the Purchase Price (including a calculation of the Purchase Price), (d) that no PARCO Insolvency Event has occurred and (f) wire transfer instructions specifying the account(s) into which the proceeds of the Purchase Price shall be deposited.

        "Section" shall mean a numbered section of this Agreement unless otherwise specified.

        "Seller" shall mean Onyx Acceptance Corporation, a Delaware corporation, and its permitted successors and assigns in such capacity.

        "Servicer" shall mean Onyx Acceptance Corporation, a Delaware corporation, and its permitted successors and assigns in such capacity.

        "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

        "Surety Provider" shall mean MBIA Insurance Corporation, a New York stock insurance company, and its permitted successors and assigns.

        "Transaction Party" shall mean each of the Borrower, the Servicer, the Seller, the Surety Provider and any Obligor.

        "Transfer Supplement" shall have the meaning specified in Section
5.5(c).

        "Unmatured Event of Default" shall have the meaning specified in the Definitions List.

                                   ARTICLE II

                               PURCHASE COMMITMENT

        SECTION II.1. Liquidity Purchases.

        (a) Sales by PARCO. From time to time prior to the Commitment Expiry Date, PARCO shall, following a PARCO Wind-Down Event, be obligated to deliver a Sale Notice to the Funding Agent. Each Sale Notice shall be delivered by PARCO to the Funding Agent prior to 12:30 P.M. (New York time) on the Purchase Date and shall constitute an irrevocable offer by PARCO to sell all of the PARCO Interest at the Purchase Price. Each Sale Notice shall be deemed to be a representation and warranty by PARCO that no PARCO Insolvency Event shall have occurred and be continuing. Each APA Bank hereby agrees to purchase from PARCO such APA Bank's Pro Rata Share of the PARCO Interest for a purchase price equal to such APA Bank's Pro Rata Share of the Purchase Price on the Purchase Date (which date, subject to Section 2.1(b) below, may be the same as the date of the Sale Notice). Notwithstanding anything to the contrary set forth in this Agreement, no APA Bank shall have any obligation hereunder to purchase the PARCO Interest or any portion thereof from PARCO if, on such Purchase Date, any PARCO Insolvency Event shall have occurred and be continuing. The Funding Agent shall promptly advise each APA Bank (by telecopy or by telephone call promptly confirmed in writing by telecopy) of the receipt and content of the Sale Notice and shall promptly advise PARCO of each APA Bank's Pro Rata Share of the Purchase Price thereunder. The Purchase Price shall be deposited in immediately available funds into the account(s) of PARCO specified in the Sale Notice.

        Promptly following the occurrence of a PARCO Wind-Down Event, the Funding Agent shall notify the Surety Provider.

        (b) Timing of Sale Notice and Purchase Date. If, at or prior to 12:30 P.M. (New York time) on any Business Day, PARCO delivers the Sale Notice to the Funding Agent specifying that the Purchase Date shall be the same date as the date of the Sale Notice, the Funding Agent shall, by no later than 1:00 P.M. (New York time), notify each APA Bank of such Sale of Notice. Each APA Bank shall make a purchase of the PARCO Interest by advancing immediately available funds on such date to PARCO's account at the principal office of the Funding Agent no later than 2:00 P.M. (New York time). Notwithstanding the fact that the Purchase Date may occur on a date which is later than the date on which the Sale Notice is delivered to the Funding Agent, the several obligations of each APA Bank to accept such transfer and to make payment of the amounts required to be paid by it pursuant to Section 2.2 shall arise immediately upon receipt by the Funding Agent of the Sale Notice. Regardless of when the Sale Notice is received, any APA Bank may designate any one or more of its domestic or foreign branches, offices or affiliates through which it will fund its Pro Rata Share of the Purchase Price for a Purchase, and the term "APA Bank" shall include any such branch, office or affiliate for such purpose.

        SECTION II.2. Several Commitments of the APA Banks. (a) Each APA Bank hereby absolutely and unconditionally severally commits (except as provided in Section 2.1(a)) to PARCO and to the Funding Agent to provide the Funding Agent, on the Purchase Date (if notice has been given in accordance with Section 2.1(b)) at the principal office of the Funding Agent in The City of New York for delivery to PARCO, with immediately available funds in an amount equal to such APA Bank's Pro Rata Share of the Purchase Price, whereupon such APA Bank shall become an assignee of PARCO under the Funding Agreement and the other Operative Documents with an undivided interest in the Transferred Assets equal to such APA Bank's Pro Rata Share of the PARCO Interest. The APA Banks' several obligations under this Section 2.2(a) to provide the Funding Agent with funds shall terminate on the Commitment Expiry Date. Notwithstanding anything contained in this Section 2.2(a) or elsewhere in this Agreement to the contrary, no APA Bank shall be obligated to provide the Funding Agent with aggregate funds in connection with a Purchase in an amount that would exceed such APA Bank's unused Commitment then in effect. The failure of any APA Bank to make its Pro Rata Share of the Purchase Price available to the Funding Agent shall not relieve any other APA Bank of its obligations hereunder.

        (b) Defaulting APA Banks. If, by 2:00 P.M. (New York time), one or more APA Banks (each, a "Defaulting APA Bank", and each APA Bank other than the Defaulting APA Bank being referred to as a "Non-Defaulting APA Bank") fails to make its Pro Rata Share of the Purchase Price available to the Funding Agent pursuant to Section 2.1(a) (the aggregate amount not so made available to the Funding Agent being herein called the "Purchase Price Deficit"), then the Funding Agent shall, by no later than 2:30 P.M. (New York time), instruct each Non-Defaulting APA Bank to pay, by no later than 3:00 P.M. (New York time), in immediately available funds, to the account designated by the Funding Agent, an amount equal to the lesser of (x) such Non-Defaulting APA Bank's proportionate share (based upon the relative Commitments of the Non-Defaulting APA Banks) of the Purchase Price Deficit and (y) its unused Commitment. A Defaulting APA Bank shall forthwith, upon demand, pay to the Funding Agent for the ratable benefit of the Non-Defaulting APA Banks all amounts paid by each Non-Defaulting APA Bank on behalf of such Defaulting APA Bank, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting APA Bank until the date such Non-Defaulting APA Bank has been paid such amounts in full, at a rate per annum equal to the sum of the Federal Funds Rate plus 2%. In addition, without prejudice to any other rights that PARCO may have under applicable law, each Defaulting APA Bank shall pay to PARCO, forthwith upon demand, the difference between the Defaulting APA Bank's unpaid Pro Rata Share of the Purchase Price and the amount paid with respect thereto by the Non-Defaulting APA Banks, together with interest thereon, for each day from the date of the Funding Agent's request for such Defaulting APA Bank's Pro Rata Share of the Purchase Price pursuant to Section 2.1(b) until the date the requisite amount is paid to PARCO in full, at a rate per annum equal to the sum of the Federal Funds Rate plus 2%.

        SECTION II.3. Nonrecourse Nature of Transactions. Each of the Funding Agent and the APA Banks hereby agrees that all Purchases shall be without recourse of any kind to PARCO or the Funding Agent, except as expressly provided in Sections 4.3 and 4.7 with respect to the Funding Agent.

        SECTION II.4. Payments; Indemnity.

        (a) Payments Generally. On or prior to the Settlement Date, the Funding Agent shall establish a demand deposit account with Chase for the benefit of PARCO and the APA Banks (the "Funding Account"), into which all payments received in respect of the PARCO Interest shall be deposited. The Funding Agent, on behalf of PARCO and the APA Banks, shall have the sole right of withdrawal from the Funding Account. For so long as any amounts remain due and owing to PARCO or the APA Banks hereunder or under the Operative Documents, the Funding Agent shall distribute all payments received by it pursuant to the Operative Documents immediately after receipt thereof by withdrawing funds on deposit in the Funding Account and remitting such funds (i) to PARCO to the extent of amounts owed to it pursuant to the Operative Documents, and (ii) immediately after giving effect to the payment in clause (a)(i), if any, to the APA Banks ratably in accordance with their Pro Rata Shares (calculated without regard to that portion of the Commitment of a Defaulting APA Bank which such Defaulting APA Bank failed to fund pursuant to this Agreement). Such transfers shall be made to the Funding Agent by withdrawing funds on deposit in the Funding Account and remitting such funds to the accounts of PARCO and the several APA Banks specified by each of them from time to time.

        (b) Requests for Indemnity under the Operative Documents. The Funding Agent shall, at the written request of any APA Bank, make demand of PARCO for payment of any amounts from time to time claimed by the such APA

Banks pursuant to the Operative Documents, and the Funding Agent shall, upon its receipt of such amounts, distribute them to each such APA Bank.

        (c) Payments Conditional upon Receipt from PARCO or the Transaction Parties. Anything in this Agreement to the contrary notwithstanding, the Funding Agent shall have no obligation to make any payments to the APA Banks unless and until it has received such amounts from PARCO or the Transaction Parties pursuant to the Funding Agreement or the other Operative Documents.

        (d) PARCO Residual Amount. If (i) the Adjusted Liquidity Price is included in the calculation of the Purchase Price for any Purchase of the PARCO Interest, and (ii) on the related Purchase Date, the Adjusted Liquidity Price is less than the Outstanding Principal Amount (the amount of such insufficiency, the "PARCO Residual Amount"), then, in such event, each APA Bank hereby agrees that the Funding Agent, for the benefit of PARCO, shall immediately remit to PARCO its Reduction Percentage of any amounts received by the Funding Agent from any Transaction Party on any Business Day in respect of either Collections in respect of interest or any reduction of the Outstanding Principal Amount.

        SECTION II.5. Reduction of Commitments. The Commitment of each APA Bank and the Aggregate Commitment shall be automatically reduced by the amount of any permanent reduction of the PARCO Interest pursuant to the Funding Agreement. The Funding Agent shall notify each APA Bank and each Rating Agency of the occurrence of any such reduction specified in the immediately preceding sentence promptly after the Funding Agent (individually or in its capacity as Funding Agent) becomes aware of the same. In addition to the foregoing, the Commitment of each APA Bank and the Aggregate Commitment shall be reduced to zero on (i) the Commitment Expiry Date and (ii) the date an Event of Default has been declared by the Funding Agent under the Security Agreement (after giving effect to any Purchases required to be made by the APA Banks under Sections 2.1 and 2.2 hereof).

        SECTION 2.6. Issuance of Commercial Paper. PARCO hereby covenants and agrees that all Commercial Paper issued by PARCO to fund all or a portion of the Outstanding Principal Amount shall have maturities not exceeding, from the date of issuance thereof, the lesser of 270 days and the number of days from and including such date of issuance to but excluding the fifth (5th) Business Day prior to the Commitment Expiry Date.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        SECTION III.1. PARCO Disclaimer of Representations and Warranties. By executing and delivering any Sale Notice pursuant to Section 2.2(a), (a) PARCO makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Funding Agreement and the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Funding Agreement and the other Operative Documents, or any other instrument or document furnished pursuant thereto or in connection therewith, and (b) PARCO makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Transaction Party or the performance or observance by any Transaction Party of any of its obligations under the Funding Agreement and the other Operative Documents or any other instrument or document furnished pursuant thereto or in connection therewith.

        SECTION III.2. Representations and Warranties of the APA Bank. Each of the APA Banks (a) confirms that it has received copies of the Funding Agreement and the other Operative Documents; (b) represents and warrants to the Funding Agent and PARCO that it has, independently and without reliance upon the Funding Agent (in its capacity as such), PARCO or any other APA Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Transaction Parties, and made its own decision to enter into this Agreement; (c) represents that it will, independently and without reliance upon the Funding Agent (in its capacity as such), PARCO or any other APA Bank to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, the Funding Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Transaction Parties; (d) appoints and authorizes the Funding Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Funding Agreement and the other Operative Documents as are delegated to the Funding Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (e) represents and warrants that it is a corporation or a banking association duly organized and validly existing under the laws of its jurisdiction of incorporation or organization and has all corporate power to perform its obligations hereunder;
(f) represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement, which has not otherwise been obtained; (g) represents and warrants that the execution, delivery and performance of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any adverse claim on its assets, which contravention or violation in any of the foregoing cases could have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (h) represents and warrants that this Agreement constitutes its legal, valid and binding obligations enforceable against it in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to limiting creditors' rights generally and by equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (i) represents and warrants that this Agreement has been duly authorized, executed and delivered by it.

                                   ARTICLE IV

                                THE FUNDING AGENT

        SECTION IV.1. Appointment. PARCO and each APA Bank hereby irrevocably designates and appoints Chase as Funding Agent on its behalf under the Operative Documents and under Section 2.4(a) of this Agreement, and each APA Bank hereby irrevocably designates and appoints Chase as Funding Agent on its behalf under this Agreement. In furtherance of the foregoing, PARCO and each APA Bank hereby authorizes the Funding Agent to take such action on its behalf under the provisions of this Agreement and the Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Funding Agent by the terms of the Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the other Operative Documents, the Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any APA Bank or PARCO, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Funding Agent shall be read into this Agreement or any Operative Document or shall otherwise exist against the Funding Agent. The provisions of this Article IV are solely for the benefit of the Funding Agent, PARCO and each APA Bank, and no Transaction Party shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof. In performing its functions and duties solely under this Agreement, subject to the provisions of Section 5.10 hereof, the Funding Agent shall act solely as the agent of the APA Banks and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for PARCO.

        SECTION IV.2. Delegation of Duties. The Funding Agent may execute any of its duties under this Agreement by or through its subsidiaries, affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        SECTION IV.3. Exculpatory Provisions. Neither the Funding Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 4.2 under or in connection with this Agreement, the Funding Agreement or the other Operative Documents (except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any APA

Bank for any recitals, statements, representations or warranties contained in the Funding Agreement or the other Operative Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, such agreements or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Funding Agreement or the other Operative Documents, this Agreement or any other document furnished in connection therewith or herewith, or for any failure of PARCO to perform its obligations under the Funding Agreement or any other Operative Document or for the satisfaction of any condition specified in the Funding Agreement or any other Operative Document. Except as otherwise required under the Operative Documents, the Funding Agent shall not be under any obligation to any APA Bank to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Funding Agreement or the other Operative Documents, or to inspect the properties, books or records of PARCO or any Transaction Party.

        SECTION IV.4. Reliance by Funding Agent. The Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to PARCO and each APA Bank), independent accountants and other experts selected by the Funding Agent. The Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, the Funding Agreement, any other Operative Document or any other document furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Required APA Banks or all of the APA Banks, as applicable, as it deems appropriate, or it shall first be indemnified to its satisfaction by the APA Banks against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Funding Agreement or any other Operative Document or any other document furnished in connection herewith or therewith in accordance with a request of the Required APA Banks or all of the APA Banks, as applicable, and such request and action taken or failure to act pursuant thereto shall be binding upon all of the APA Banks.

        SECTION IV.5. Notice of Events of Default and other Events. The Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default or PARCO Wind-Down Event unless the Funding Agent has received notice from any APA Bank, PARCO or any

Transaction Party referring to the Funding Agreement or any other Operative Document stating that an Event of Default or Unmatured Event of Default or PARCO Wind-Down Event has occurred thereunder and describing such event. If the Funding Agent receives such a notice, the Funding Agent shall promptly give notice thereof to each APA Bank and each Rating Agency. Subject to the provisions of Section 5.1(b), to the extent the Funding Agent is entitled to consent to or withhold its consent of any waiver or amendment of the Funding Agreement in accordance with the terms thereof, the Funding Agent shall (a) give prompt notice to each APA Bank and the Rating Agencies of any such waiver or amendment of which it is aware, and (b) take such action with respect to such waiver, amendment, or Event of Default or Unmatured Event of Default as shall be directed by the Required APA Banks; provided, however, that unless and until the Funding Agent shall have received such directions, the Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default, as applicable, as the Funding Agent shall deem advisable and in the best interests of the APA Banks.

        SECTION IV.6. Non-Reliance on Funding Agent. PARCO and each of the APA Banks expressly acknowledges that neither the Funding Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Funding Agent hereafter taken, including, without limitation, any review of the affairs of PARCO or any APA Bank, shall be deemed to constitute any representation or warranty by the Funding Agent. The Funding Agent shall not have any duty or responsibility to provide the APA Banks with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of PARCO, any APA Bank or any Transaction Party which may come into the possession of the Funding Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

        SECTION IV.7. Indemnification. Each of the APA Banks agrees to indemnify the Funding Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower or any other Person under the Operative Documents, and without limiting the obligation of the Borrower or such other Person to do so in accordance with the terms of the Operative Documents), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Funding Agent or the affected Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Funding Agent or such affected Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Funding Agent or such affected Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under the Operative Documents or the execution, delivery or performance of this Agreement, any other Operative Document or any other document furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Funding Agent or such affected Person).

        SECTION IV.8. Funding Agent in its Individual Capacity. The Funding Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with PARCO or any Transaction Party or any Affiliate of such Persons as though the Funding Agent were not the Funding Agent hereunder. With respect to the acquisition of the PARCO Interest pursuant to this Agreement, the Funding Agent shall have the same rights and powers under this Agreement as any APA Bank and may exercise the same as though it were not the Funding Agent, and the term "APA Bank" shall include the Funding Agent in its individual capacity as an APA Bank.

        SECTION IV.9. Successor Funding Agent. The Funding Agent may, upon five
(5) days' notice to PARCO, the APA Banks and the Rating Agencies, and the Funding Agent will, upon the direction of APA Banks having 66-2/3% of the Pro Rata Shares (calculated without regard to the Pro Rata Share of Chase or any Affiliate of Chase), resign as Funding Agent; provided, in either case, that an APA Bank agrees to become the successor Funding Agent hereunder in accordance with the next sentence. If the Funding Agent shall resign as Funding Agent under this Agreement, then the Required APA Banks during such period shall appoint from among the APA Banks a successor agent, whereupon such successor agent shall, with a Rating Confirmation, succeed to the rights, powers and duties of the Funding Agent, and the term "Funding Agent" shall mean such successor agent, effective upon its acceptance of such appointment, and the former Funding Agent's rights, powers and duties as Funding Agent shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Agreement. After the retiring Funding Agent's resignation hereunder as Funding Agent, the provisions of this Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Agreement.

        SECTION IV.10. Chase Conflict Waiver. Chase acts as PARCO Administrative Agent, as issuing and paying agent for PARCO's Commercial Paper, as provider of other backup facilities for PARCO, as Funding Agent on behalf of PARCO, the Surety Provider and the several APA Banks under the Operative

Documents, and may provide other services or facilities from time to time (the "Chase Roles"). Without limiting the generality of Section 4.8, each APA Bank hereby acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase's acting as the Funding Agent or an APA Bank hereunder and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate. The APA Banks are hereby notified that PARCO may delegate responsibility for signing and/or sending Sale Notices to Chase as the PARCO Administrative Agent.

                                    ARTICLE V

                                  MISCELLANEOUS

        SECTION V.1. Waivers; Amendments, etc.

        (a) No Waiver; Remedies Cumulative. No failure or delay on the part of the Funding Agent or any APA Bank in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights and remedies provided by law. Any waiver of this Agreement shall be effective only for the specific purpose for which given.

        (b) Amendments, Etc. This Agreement may be amended, supplemented, modified or waived with the written consent of all parties hereto; provided that no such amendment, supplement, modification or waiver shall become effective without prior written notice to each of the Rating Agencies. Notwithstanding the foregoing, without the consent of the APA Banks, the Funding Agent and PARCO may amend this Agreement solely to add additional Persons as APA Banks. Any such amendment, supplement, modification or waiver shall apply to each of the APA Banks equally and shall be binding upon PARCO, the APA Banks and the Funding Agent. In the case of any waiver, PARCO, the APA Banks and the Funding Agent shall be restored to their former positions and rights hereunder.

        (c) Integration. This Agreement, the Funding Agreement, the other Operative Documents and the writings referred to in Section 2.4(a) contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

        SECTION V.2. Notices. Except as otherwise expressly provided herein, all communications and notices provided for hereunder shall be in writing and shall be (a) hand-delivered by messenger, (b) sent by reputable overnight or second business day courier, or (c) sent by telecopy or similar electronic transmission directed to the applicable address or telecopy number, as the case may be, set forth on Exhibit A hereto (as amended from time to time) or at such other address or telecopy number as any party may hereafter specify in writing to the Funding Agent for the purpose of receiving notices. Each such notice or other communication shall be effective only upon receipt thereof.

        SECTION V.3. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        SECTION V.4. Severability; Counterparts; Waiver of Setoff. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each APA Bank and the Funding Agent hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against PARCO or its assets.

        SECTION V.5. Successors and Assigns; Participations; Assignments.

        (a) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. No APA Bank may participate, assign or sell any portion of its rights hereunder except as required by operation of law, in connection with the merger, consolidation or dissolution of any APA Bank or as provided in this Section 5.5. No assignment hereunder shall become effective without a Rating Confirmation.

        (b) Participations. Any APA Bank may, with the consent of the Funding Agent and in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Persons (each, a "Participant") participating interests in its rights and obligations hereunder and under the Operative Documents; provided, however, that each Participant shall purchase an identical percentage in such selling APA Bank's Commitment, unused Commitment and Funding Balance. Notwithstanding any such sale by an APA Bank of participating interests to a Participant, such APA Bank's rights and obligations under this Agreement shall remain unchanged, such APA Bank shall remain solely responsible for the performance thereof, and PARCO and the Funding Agent shall continue to deal solely and directly with such APA Bank in connection with such APA Bank's rights and obligations under this Agreement and the other Operative Documents. Each APA Bank agrees that any agreement between such APA Bank and any such Partici-pant in respect of such participating interest shall not restrict such APA Bank's right to agree to any amendment, supplement, waiver or modification to this Agreement.

        (c)     Assignments to Purchasers.

                (i) Any APA Bank may at any time and from time to time, upon the prior written consent of PARCO and the Funding Agent, assign to one or more accredited investors or other Persons ("Purchaser(s)") all or any part of its rights and obligations under this Agreement and the other Operative Documents pursuant to a supplement to this Agreement, substantially in the form of Exhibit A hereto (each, a "Transfer Supplement"), executed by the Purchaser, such selling APA Bank and, as applicable, the Funding Agent; and provided however that (A) each Purchaser shall purchase an identical percentage in such selling APA Bank's Commitment, unused Commitment and Funding Balance, (B) any such assignment cannot be for an amount less than the lesser of (1) $10,000,000 and (2) such selling APA Bank's Commitment or Funding Balance (calculated at the time of such assignment), (C) each Purchaser must be (1) a financial institution incorporated in an OECD country and rated at least A-1/P-1 (or the equivalent short-term rating) by the Rating Agencies and (2) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and (D) each Purchaser shall deliver to the Funding Agent and PARCO an opinion of such Purchaser's counsel in substantially the form of Exhibit B hereto.

                (ii) Each of the APA Banks agrees that in the event that it shall cease to have short-term debt ratings of at least A-1 by S&P and at least P-1 by Moody's, or, if such APA Bank does not have short-term debt which is rated by S&P's and Moody's, in the event that the parent corporation of such APA Bank has rated short-term debt, such parent corporation ceases to have short-term debt ratings of at least A-1 by S&P and at least P-1 by Moody's (each, an "Affected APA Bank"), such Affected APA Bank shall be obliged, at the request of PARCO and the Funding Agent, to assign all of its rights and obligations hereunder to
        (x) one or more other APA Banks selected by PARCO and the Funding Agent which are willing to accept such assignment, or (y) another financial institution rated at least A-1/P-1 (or the equivalent short-term rating) by the Rating Agencies) nominated by the Funding Agent and consented to by PARCO (which consent shall not be unreasonably withheld) and the Funding Agent, and willing to participate in this facility through the Commitment Expiry Date in the place of such Affected APA Bank; provided that (i) the Affected APA Bank receives payment in full, pursuant to a Transfer Supplement and/or, as applicable, an assignment, of an amount equal to the Affected APA Bank's Funding Balance and any other amounts due and owing under the Funding Agreement and the other Operative Documents in respect of such Affected APA Bank's Funding Balance and (ii) such nominated financial institution, if not an existing APA Bank, satisfies all the requirements of this Agreement and provides the Funding Agent with an opinion of counsel in substantially the form of Exhibit B hereto.

                (iii) Upon (A) execution of a Transfer Supplement, (B) delivery of an executed copy thereof to PARCO, the Funding Agent and delivery to the Funding Agent and PARCO of an opinion of such Purchaser's counsel in substantially the form of Exhibit B hereto, (C) payment, if applicable, by the Purchaser to such selling APA Bank of an amount equal to the purchase price agreed between such selling APA Bank and the Purchaser and (D) receipt by PARCO of a Rating Confirmation, such selling APA Bank shall be released from its obligations hereunder and under the other Operative Documents to the extent of such assignment and the Purchaser shall, for all purposes, be an APA Bank party to this Agreement and the Funding Agreement and, if and when applicable, an assignee of PARCO's right to receive payments under the Funding Agreement and the other Operative Documents and shall have all the rights and obligations of an APA Bank under this Agreement and the Funding Agreement to the same extent as if it were an original party hereto or thereto, and no further consent or action by PARCO, the APA Banks or the Funding Agent shall be required. The amount of the assigned portion of the selling APA Bank's Funding Balance allocable to the Purchaser shall be equal to the Transferred Percentage (as defined in the Transfer Supplement) of such selling APA Bank's Funding Balance which is transferred thereunder regardless of the purchase price paid therefor. Such Transfer Supplement shall be deemed to amend this Agreement and the Funding Agreement to the extent, and only to the extent, necessary to reflect the addition of the Purchaser as an APA Bank and the resulting adjustment of the selling APA Bank's Commitment arising from the purchase by the Purchaser of all or a portion of the selling APA Bank's rights, obligations, and interest hereunder and under the Funding Agreement and the other Operative Documents.

        SECTION V.6. Effectiveness of this Agreement. This Agreement, and the obligations of the Funding Agent and the APA Banks hereunder, shall become effective when the Funding Agent has received counterparts hereof, duly executed by the Funding Agent, PARCO and each of the APA Banks. Upon effectiveness of this Agreement and the Funding Agreement, each APA Bank shall have all of the rights and benefits of an "APA Bank" under the Funding Agreement and the other Operative Documents, and each APA Bank shall assume, and be bound by and liable for, all of the duties and obligations of an "APA Bank" thereunder to the extent specified therein, in each case as if such rights, benefits, duties and obligations were set forth in their entirety herein.

        SECTION V.7. No Petition. The Funding Agent and each APA Bank hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper of PARCO, such party will not institute against, or join any other Person in instituting against, PARCO any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of any jurisdiction. The provisions of this Section 5.7 shall survive termination of this Agreement.

        SECTION V.8. Waiver of Trial by Jury. To the extent permitted by applicable law, the Funding Agent, each APA Bank and PARCO each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or the Operative Documents or any matter arising hereunder or thereunder.

        SECTION V.9. Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of PARCO under this Agreement are solely the corporate obligations of PARCO and, in the case of obligations of PARCO other than Commercial Paper, shall be payable at such time as funds are received by or are available to PARCO in excess of funds necessary to pay in full all outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against PARCO but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11, United States Code (Bankruptcy)) of any such party shall be subordinated to the payment in full of all Commercial Paper.

        No recourse under any obligation, covenant or agreement of PARCO contained in this Agreement shall be had against any incorporator, stockholder, officer, director, employee or agent of PARCO, the PARCO Administrative Agent, the Funding Agent, the Manager or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of PARCO individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, employee or agent of PARCO, the PARCO

Administrative Agent, the Funding Agent, the Manager or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of PARCO contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by PARCO of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 5.9 shall survive termination of this Agreement.

        SECTION V.10. Liability of Funding Agent. Notwithstanding any provision of this Agreement: (i) the Funding Agent shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Funding Agent shall be read into this Agreement; and (ii) in no event shall the Funding Agent be liable under or in connection with this Agreement for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither the Funding Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Funding Agent (a) may consult with legal counsel (including counsel for PARCO and the APA Banks), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to PARCO for any statements, warranties or representations made in or in connection with this Agreement or the Funding Agreement, (c) shall not be responsible to PARCO for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the Funding Agreement, (d) shall incur no liability under or in respect of any of the Commercial Paper or other obligations of PARCO under this Agreement or the Funding Agreement and (e) shall incur no liability under or in respect of this Agreement or the Funding Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the Funding Agreement or the other Operative Documents, it is agreed that where the Funding Agent may be required under this Agreement or the Funding Agreement or the other Operative Documents to give notice of any event or condition or to take any action as a result of the occur-rence of any event or the existence of any condition, the Funding Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

        IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be executed and delivered by their duty authorized officers or signatories as of the date hereof.

                                        PARK AVENUE RECEIVABLES
                                        CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK,
                                        as an APA Bank

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Funding Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     ANNEX I

The Chase Manhattan Bank                                            $153,000,000

                                    EXHIBIT A

                          [FORM OF TRANSFER SUPPLEMENT]

        THIS TRANSFER SUPPLEMENT is entered into as of the _____ day of ________, 19__, by and between ____________________ ("Seller") and _____________
("Purchaser").

                             PRELIMINARY STATEMENTS

        A0      This Transfer Supplement is being executed and delivered in accordance with Section 5.5(c) of that certain Asset Purchase Agreement, dated as of August 9, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"), by and among Park Avenue Receivables Corporation, a Delaware corporation, a Delaware corporation, the several APA Banks party thereto from time to time, and The Chase Manhattan Bank, a New York banking corporation, individually and as Funding Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings set forth in, or incorporated by reference into, the Agreement.

        B0      The Seller is an APA Bank party to the Agreement and the Funding
Agreement, and the Purchaser wishes to become an APA Bank thereunder.

        C0      The Seller is selling and assigning to the Purchaser an
undivided ___% (the "Transferred Percentage") interest in all of Seller's rights and obligations under the Agreement, the Funding Agreement and the other Operative Documents, including, without limitation, the Seller's Commitment and (if applicable) the Seller's Funding Balance as set forth herein.

        The parties hereto hereby agree as follows:

        1       The transfer effected by this Transfer Supplement shall become effective (the "Transfer Effective Date") two (2) Business Days (or such other date selected by the Funding Agent in its sole discretion) following the date on which a transfer effective notice substantially in the form of Schedule II to this Transfer Supplement ("Transfer Effective Notice") is delivered by the Funding Agent to PARCO, the Seller and the Purchaser. From and after the Transfer Effective Date, the Purchaser shall be an APA Bank party to the Agreement and the Funding Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.

        2       If there is no Outstanding Principal Amount on the Transfer
Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and all rights and obligations associated therewith under the terms of the Agreement, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 2.2(a) of the Agreement.

        3       If there is an Outstanding Principal Amount, at or before 12:00 noon, local time of the Seller, on the Transfer Effective Date, the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of an amount equal to the Seller's Funding Balance (such amount, being hereinafter referred to as the "Purchaser's Funding Balance"); (ii) all accrued but unpaid (whether or not then due) interest attributable to the Purchaser's Funding Balance; and (iii) accrued but unpaid fees and other costs and expenses payable in respect of the Purchaser's Funding Balance for the period commencing upon each date such unpaid amounts commence accruing, to and including the Transfer Effective Date (the "Purchaser's Acquisition Cost"), whereupon, the Seller shall be deemed to have transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and its Funding Balance and all related rights and obligations under the Agreement, the Funding Agreement and the Operative Documents, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 2.2(a) of the Agreement.

        4       Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Agreement.

        5       Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

        6       By executing and delivering this Transfer Supplement, the Seller and the Purchaser confirm to and agree with each other, the Funding Agent and the APA Banks as follows: (a) other than the representation and warranty that it has not created any adverse claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Agreement, the

Funding Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value thereof or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of PARCO, the Funding Agent, or any Transaction Party or the performance or observance by PARCO, the Funding Agent or any Transaction Party of any of their respective obligations under the Agreement, the Funding Agreement or any other Operative Document or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Agreement, the Funding Agreement and the other Operative Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (d) the Purchaser will, independently and without reliance upon the Funding Agent, PARCO, or any other APA Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or the Operative Documents; (e) the Purchaser appoints and authorizes the Funding Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser was not formed for the purpose of acquiring the interest being acquired hereunder; and (h) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Agreement, the Funding Agreement and the other Operative Documents, are required to be performed by it as an APA Bank or as the holder of PARCO's interest thereunder.

        7       Each party hereto represents and warrants to and agrees with the
Funding Agent that it is aware of and will comply with the provisions of the Agreement, including, without limitation, Sections 2.2, 5.5(c) and 5.7 thereof.

        8       Schedule I hereto sets forth the revised Commitment of the
Seller and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

        9       This Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers of the date hereof.


                                        [SELLER]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        [PURCHASER]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                        SCHEDULE I TO TRANSFER SUPPLEMENT

                      LIST OF PURCHASING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date:  ________________, 19__

Transferred Percentage: _____%

                                                                            Pro
           Commitment        Commitment         Outstanding                Rata
Seller     [existing]        [revised]          Funding Balance            Share
------     ----------        ---------          ---------------            -----



                                                                            Pro
                  Commitment                    Outstanding                 Rata
Purchaser         [initial]                     Funding Balance            Share
---------         ---------                     ---------------            -----


Address for Notices:


------------------------

------------------------

------------------------
Attention:
Telephone:
Telecopy:

                       SCHEDULE II TO TRANSFER SUPPLEMENT

                            TRANSFER EFFECTIVE NOTICE

TO:________________________, Seller

   _______________________

   _______________________

TO:_______________________, Purchaser

   _______________________

   _______________________

        The undersigned, as Funding Agent under the Asset Purchase Agreement, dated as of August 9, 1999 (as amended, supplemented or otherwise modified and in effect from time to time), by and among Park Avenue Receivables Corporation, a Delaware corporation, the several APA Banks party thereto from time to time, and The Chase Manhattan Bank, a New York banking corporation, individually and as Funding Agent, hereby acknowledges receipt of executed counterparts of a completed Transfer Supplement dated as of ______, 19__ between ___________, as Seller, and _____________, as Purchaser. Capitalized terms defined in such Transfer Supplement are used herein as therein defined or incorporated by reference therein.

        1       Pursuant to such Transfer Supplement, you are advised that the
Transfer Effective Date will be ___________, 19__.

        2       The Funding Agent each hereby consents to the Transfer
Supplement as required by Section 5.5(c) of the Agreement.

        [3.     Pursuant to such Transfer Supplement, the Purchaser is required to pay $_______ to the Seller at or before 12:00 noon (local time of the Seller) on the Transfer Effective Date in immediately available funds.]

                                        Very truly yours,

                                        THE CHASE MANHATTAN BANK,
                                        as Funding Agent

                                        By:
                                           -------------------------------------
                                                  Authorized Signatory

                                    EXHIBIT B

                           FORM OF OPINION OF COUNSEL

Park Avenue Receivables Corporation          Standard & Poor's Ratings Services
c/o Global Securitization Services, LLC      55 Water Street
25 West 43rd Street, Suite 704               New York, New York  10041
New York, New York  10036

The Chase Manhattan Bank, as                 Moody's Investors Service, Inc.
  Funding Agent, Depositary,                 99 Church Street
  Liquidity Agent, Liquidity Bank,           New York, New York  10007
  L/C Agent and L/C Bank
270 Park Avenue
New York, New York  10017

        Re: Transfer Supplement dated as of __________ with [Name of Bank]

Ladies and Gentlemen:

                We have acted as counsel for [Name of Bank] (the "Bank") in connection with (i) the Asset Purchase Agreement, dated as of August 9, 1999 (as amended, supplemented or otherwise modified to the date hereof, the "Agreement"; terms defined therein and not otherwise defined in this letter shall have the respective meanings ascribed therein), by and among Park Avenue Receivables Corporation, a Delaware corporation, the several APA Banks party thereto from time to time, and The Chase Manhattan Bank, a New York banking corporation, individually and as Funding Agent, and (ii) the Transfer Supplement (the "Transfer Supplement"), dated as of ____________, 199__, between [Name of Seller] as "Seller" (as defined therein) and the Bank as "Purchaser" (as defined therein), consented to by the Funding Agent.

                1. The Bank is a ____________ organized, validly existing and in good standing under the laws of ____________. The Bank has the corporate power and authority to execute and deliver the Transfer Supplement and to perform its obligations under the Agreement.

                2. No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery by the Bank of the Transfer Supplement or the performance by the Bank of its obligations thereunder and under the Agreement.

                3. Neither the execution and delivery of the Transfer Supplement by the Bank, nor the consummation of the transactions contemplated thereby and by the Agreement, will contravene, or result in a violation of, any law applicable to the Bank.

                4. The Transfer Supplement has been duly authorized, executed and delivered by the Bank, and the Agreement, as amended by the Transfer Supplement, constitutes the legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship or other similar laws, regulations and administrative orders of general application relating to or affecting the enforcement of creditors' rights in general and the rights of creditors of banks as the same may be applied in the event of the bankruptcy, insolvency, receivership, conservatorship or other similar event in respect of the Bank or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                5. With the exception of obligations being given priority by statute or regulation, the obligations of the Bank under the Agreement, as amended by the Transfer Supplement, will rank pari passu with all obligations of the Bank which are not contractually subordinated to payment of such obligations.


                                        Very truly yours,


               [NOTE THAT ADDITIONAL OPINIONS MAY BE REQUIRED FROM
                               FOREIGN APA BANKS]

                                    EXHIBIT C

                                NOTICE ADDRESSES

If to PARCO:

Park Avenue Receivables Corporation
c/o Global Securitization Services, LLC
25 West 43rd Street, Suite 704
New York, New York  10036
Attention:  Vice President
Telephone:  (212) 302-5151
Telecopy:   (212) 302-8767

If to the Funding Agent or to the APA Banks:

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001
Attention: Structured Finance Services,
           PARCO Manager
Telephone: (212) 946-3478
Telecopy:  (212) 946-8098

with a copy to:

Chase Securities Inc.
270 Park Avenue, 7th Floor
New York, New York  10017
Attention: Tino Luzano
Telephone: (212) 834-5381
Telecopy:  (212) 834-6562



                                      C-1